UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 18, 2020 (Date of earliest event reported)
BROADVISION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34205	94-3184303
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 Seaport Ct, Suite 102, Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

(650) 331-1000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BVSN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on March 30, 2020, BroadVision, Inc. (the “Company” or the “Debtor”) filed a voluntary petition (the case commenced thereby, the “Chapter 11 Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Chapter 11 Case is being administered under the caption In re BroadVision, Inc. (Case No. 20-10701 (CSS)).

Also as previously reported, on April 3, 2020, the Debtor filed the Amended Prepackaged Chapter Plan of Reorganization Under Chapter 11 of the Bankruptcy Code for BroadVision, Inc. (the “Amended Plan”) with the Bankruptcy Court. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meaning ascribed to them in the Amended Plan.

On May 15, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Amended Plan.  Nasdaq has indicated to the Company that it will suspended trading of the Company’s common stock, $0.0001 par value per share (“Debtor Common Stock”),  effective as of the close of business on May 18, 2020.   Nasdaq will file a Form 25 notifying the SEC of Nasdaq’s withdrawal of the Debtor Common Stock from listing on the Nasdaq Stock Market and the intention to withdraw the Debtor Common Stock from registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).    The Company intends to file with the SEC a Form 15 terminating the registration of the Debtor Common Stock and suspending the Company’s duty to file reports under the Exchange Act.  After filing the Form 15, the Company will not make further filings or reports with the SEC, such as Form 8-K, Form 10-Q and Form 10-K.

On May 18, 2020 (the “Effective Date”), the Amended Plan will become effective in accordance with its terms, and the Debtor will emerge from Chapter 11 protection as the Reorganized Debtor. On the Effective Date, by operation of the Amended Plan, all Allowed Equity Interests in the Debtor (which, for the avoidance of doubt, include all Outstanding Shares of Debtor Common Stock, Restricted Stock Awards, Restricted Stock Units, and Permitted Stock Options) will automatically be deemed canceled, released, and extinguished without further action by the Debtor or the Reorganized Debtor, and the obligation of the Debtor and the Reorganized Debtor thereunder shall be discharged.

On account of and in full and complete settlement, release, and discharge of, and in exchange for its Allowed Equity Interest, shortly after the Effective Date (or, with respect to Subsequent Distributions, as promptly as practicable following the Effective Date), each holder of an Allowed Equity Interest traded through the close of business on May 18, 2020 (the “Record Date”), shall be entitled to receive its pro rata Equity Interest Recovery.  As set forth in the Amended Plan, “Equity Interest Recovery” means a cash amount of $4.375 per share of Debtor Common Stock held or deemed to be held by such holder on the Record Date plus as promptly as practicable following the Effective Date, one or more Subsequent Distributions, calculated on a per share basis of the Debtor’s Available Cash.  “Available Cash” means all of the cash held by the Distribution Trust from time to time, including any proceeds from the liquidation of the Debtor’s IP Addresses.

The Equity Interest Recovery may be less than $4.375 per share of Debtor Common Stock in the event that (A) the Debtor has more than 5,142,333 shares of Debtor Common Stock outstanding (including all Outstanding Shares, Restricted Stock Awards, Restricted Stock Units and Permitted Stock Options, whether or not vested) or (B) the Debtor lacks sufficient Cash (including Cash-on-Hand and proceeds from the liquidation of the IP Addresses) to pay all Case-Related Claims and Expenses and repayment of amounts, if any, incurred by ESW Capital, LLC (the “Plan Sponsor” or “ESW”) in connection with funding such Case-Related Claims and Expenses.

In lieu of receiving the cash distributions described above, on the Effective Date the Plan Sponsor will acquire 100% of the equity interests of the Reorganized Debtor in exchange for its Allowed Equity Interest, free and clear of any options, liens, or other claims.

The descriptions of the Amended Plan and the Confirmation Order do not purport to be complete and are qualified in their entirety by reference to the full text of the Confirmation Order and the Amended Plan (annexed to the Confirmation Order as Exhibit A) set forth in Exhibit 2.1 to this Current Report on Form 8-K.

On May 15, 2020, the Company issued a press release relating to the events described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this item 8.01 by reference.

* * * * *

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements, which are based on the Company’s current expectations, estimates, and projections about the businesses and prospects of the Company and its subsidiaries, as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict.

Forward-looking statements include, among other matters, the Company’s strategy and the expected process and results of the Chapter 11 proceedings.  Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Risks and uncertainties associated with forward-looking statements include the negative impacts on the Company’s businesses as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a Chapter 11 plan of reorganization for the Company’s businesses; the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of its businesses; the unpredictability of the Company’s financial results while in Chapter 11 proceedings; the Company’s ability to discharge claims in Chapter 11 proceedings; negotiations with its trade creditors and other significant creditors; risks and uncertainties with performing under the terms of the Restructuring Support Agreement and any other arrangement with creditors while in Chapter 11 proceedings; the Company’s ability to conduct business as usual in the United States and worldwide; the Company’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from the Company; the Company’s ability to continue to pay suppliers and vendors; the ability to control costs during Chapter 11 proceedings; the risk that the Company’s Chapter 11 Case may be converted to a case under Chapter 7 of the Bankruptcy Code; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to pursue, evaluate and close a restructuring pursuant to the Amended Plan or another plan of reorganization; the Company’s long-term outlook; the Company’s preparation for future market conditions; and any statements or assumptions underlying any of the foregoing. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various other factors.

Important factors that may cause such differences include, but are not limited to, the decisions of the Court; negotiations with the Company’s creditors and any committee approved by the Court; the Company’s ability to meet the requirements, and compliance with the terms, including restrictive covenants, of the Restructuring Support Agreement and any other financial arrangement while in Chapter 11 proceedings; changes in the Company’s cash needs as compared to its historical operations or its planned reductions in operating expense; adverse litigation; changes in domestic and international demand for the Company’s products; the Company’s ability to control operating costs and other expenses; that general economic conditions may be worse than expected; that competition may increase significantly; changes in laws or government regulations or policies affecting the Company’s current business operations and, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) on September 23, 2019 and similar disclosures in subsequent reports filed with the SEC.

Item 9.01   Financial Statements and Exhibits.

(d)Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
2.1	Order of the Bankruptcy Court, dated May 15, 2020, confirming the Amended Prepackaged Chapter Plan of Reorganization Under Chapter 11 of the Bankruptcy Code for BroadVision, Inc.
99.1	Press Release dated May 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BroadVision, Inc.

Date: May 18, 2020	/s/ Dr. Pehong Chen
Dr. Pehong Chen
President, Chief Executive Officer, Interim Chief Financial Officer